Exhibit 99.1

News Release

Community Healthcare Trust Announces Results for the Three Months Ended March 31, 2024

FRANKLIN, Tenn., April 30, 2024 / PRNewswire / -- Community Healthcare Trust Incorporated (NYSE: CHCT) (the "Company") today announced results for the three months ended March 31, 2024. The Company reported net income for the three months ended March 31, 2024 of approximately $3.7 million, or $0.11 per diluted common share. Funds from operations ("FFO") and adjusted funds from operations ("AFFO") for the three months ended March 31, 2024 totaled $0.53 and $0.59, respectively, per diluted common share.

Items Impacting Our Results include:
•During the three months ended March 31, 2024, the Company acquired four real estate properties for an aggregate purchase price of approximately $34.2 million. Upon acquisition, the properties totaling approximately 165,000 square feet, were 98.6% leased in the aggregate with lease expirations through 2039.

•Subsequent to March 31, 2024, the Company acquired one inpatient rehabilitation facility for a purchase price and cash consideration of approximately $23.5 million. Upon acquisition, the property was 100.0% leased with a lease expiration in 2039. The acquisition was funded with proceeds from the Company's Revolving Credit Facility.

•The Company has seven properties under definitive purchase agreements, to be acquired after completion and occupancy, for an aggregate expected purchase price of approximately $169.5 million. The Company's expected returns on these investments are approximately 9.1% to 9.75%. The Company anticipates closing on one of these properties in the fourth quarter of 2024 with the remainder throughout 2025, 2026 and 2027; however, the Company cannot provide assurance as to the timing of when, or whether, these transactions will actually close.

•During the first quarter of 2024, the Company issued, through its at-the-market offering program, approximately 19,000 shares of common stock at an average gross sales price of $27.51 per share for net proceeds of approximately $0.5 million at an approximate 6.79% current equity yield.

•The Company has one property under a definitive sale agreement. The sales price less estimated costs to sell exceed the carrying value of the property. The Company expects to close on this property during the second or third quarter of 2024; however, the Company cannot provide assurance as to the timing of when, or whether, this transaction will actually close.

•During the first quarter of 2024, the Company's Board approved and adopted certain changes to executive compensation as described in more detail in the Company's Proxy Statement filed with the Securities and Exchange Commission on March 14, 2024. These changes were effective beginning January 1, 2024 for salary and long term equity incentive awards, and will be effective for annual bonuses with performance periods commencing on and after July 1, 2024.

•Effective February 16, 2024, one of the Company's tenants, GenesisCare and certain of its affiliates ("GenesisCare"), emerged from Chapter 11 bankruptcy protection, and GenesisCare U.S. is now an independent business delivering oncology and specialty care services in Florida and North Carolina. Of the Company's seven leases with GenesisCare, five were assumed or assigned to buyers as part of the bankruptcy process and two remain with the GenesisCare U.S. entity.

•On April 25, 2024, the Company’s Board of Directors declared a quarterly common stock dividend in the amount of $0.46 per share. The dividend is payable on May 24, 2024 to stockholders of record on May 10, 2024.

About Community Healthcare Trust Incorporated
Community Healthcare Trust Incorporated is a real estate investment trust that focuses on owning income-producing real estate properties associated primarily with the delivery of outpatient healthcare services in our target sub-markets throughout the United States. As of March 31, 2024, the Company had investments of approximately $1.1 billion in 197 real estate properties (including a portion of one property accounted for as a sales-type lease and two properties classified as held for sale). The properties are located in 35 states, totaling approximately 4.4 million square feet in the aggregate.

Additional information regarding the Company, including this quarter's operations, can be found at www.chct.reit.  Please contact the Company at 615-771-3052 to request a printed copy of this information.

Cautionary Note Regarding Forward-Looking Statements
In addition to the historical information contained within, the matters discussed in this press release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “believes”, “expects”, “may”, “will,” “should”, “seeks”, “approximately”, “intends”, “plans”, “estimates”, “anticipates” or other similar words or expressions, including the negative thereof. Forward-looking statements are based on certain assumptions and can include future expectations, future plans and strategies, financial and operating projections or other forward-looking information. Such forward-looking statements reflect management’s current beliefs and are based on information currently available to management. Because forward-looking statements relate to future events, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the control of Community Healthcare Trust Incorporated (the "Company"). Thus, the Company’s actual results and financial condition may differ materially from those indicated in such forward-looking statements. Some factors that might cause such a difference include the following: general volatility of the capital markets and the market price of the Company’s common stock, changes in the Company’s business strategy, availability, terms and deployment of capital, the Company’s ability to refinance existing indebtedness at or prior to maturity on favorable terms, or at all, changes in the real estate industry in general, interest rates or the general economy, adverse developments related to the healthcare industry, changes in governmental regulations, the degree and nature of the Company’s competition, the ability to consummate acquisitions under contract, catastrophic or extreme weather and other natural events and the physical effects of climate change, the occurrence of cyber incidents, effects on global and national markets as well as businesses resulting from increased inflation, rising interest rates, supply chain disruptions, labor conditions, the conflict between Russia and Ukraine, and/or new and ongoing hostilities between Israel and Hamas, and the other factors described in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and the Company’s other filings with the Securities and Exchange Commission from time to time. Readers are therefore cautioned not to place undue reliance on the forward-looking statements contained herein which speak only as of the date hereof. The Company intends these forward-looking statements to speak only as of the time of this press release and undertakes no obligation to update forward-looking statements, whether as a result of new information, future developments, or otherwise, except as may be required by law.

COMMUNITY HEALTHCARE TRUST INCORPORATED
CONSOLIDATED BALANCE SHEETS
(Dollars and shares in thousands, except per share amounts)

	(Unaudited)
	March 31, 2024	December 31, 2023

ASSETS
Real estate properties:
Land and land improvements	$142,120	$136,532
Buildings, improvements, and lease intangibles	948,253	913,416
Personal property	317	299
Total real estate properties	1,090,690	1,050,247
Less accumulated depreciation	(211,058)	(200,810)
Total real estate properties, net	879,632	849,437
Cash and cash equivalents	3,805	3,491
Restricted cash	1,141	1,142
Real estate properties held for sale	7,466	7,466
Other assets, net	90,657	83,876
Total assets	$982,701	$945,412

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Debt, net	$442,320	$403,256
Accounts payable and accrued liabilities	11,775	12,032
Other liabilities, net	16,960	16,868
Total liabilities	471,055	432,156

Commitments and contingencies

Stockholders' Equity
Preferred stock, $0.01 par value; 50,000 shares authorized; none issued and outstanding	—	—
Common stock, $0.01 par value; 450,000 shares authorized; 27,701 and 27,613 shares issued and outstanding at March 31, 2024 and December 31, 2023, respectively	277	276
Additional paid-in capital	690,491	688,156
Cumulative net income	92,521	88,856
Accumulated other comprehensive gain	21,490	16,417
Cumulative dividends	(293,133)	(280,449)
Total stockholders’ equity	511,646	513,256
Total liabilities and stockholders' equity	$982,701	$945,412

The Consolidated Balance Sheets do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements.

COMMUNITY HEALTHCARE TRUST INCORPORATED
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2024 AND 2023
( Dollars and shares in thousands, except per share amounts)

	Three Months Ended March 31,
	2024	2023
	(Unaudited)
REVENUES
Rental income	$28,342	$26,128
Other operating interest	991	1,048
	29,333	27,176

EXPENSES
Property operating	5,791	4,873
General and administrative (1)	4,554	16,205
Depreciation and amortization	10,262	9,018
	20,607	30,096

OTHER INCOME (EXPENSE)
Impairment of real estate asset	—	—
Interest expense	(5,062)	(3,992)
Deferred income tax expense	—	(35)
Interest and other income, net	1	25
	(5,061)	(4,002)
NET INCOME (LOSS)	$3,665	$(6,922)

NET INCOME (LOSS) PER COMMON SHARE (1):
Net income (loss) per common share - Basic	$0.11	$(0.32)
Net income (loss) per common share - Diluted	$0.11	$(0.32)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING-BASIC	26,297	24,227
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING-DILUTED	26,297	24,227
___________
(1)General and administrative expenses for the three months ended March 31, 2024 included stock-based compensation expense totaling approximately $2.4 million. General and administrative expenses for the three months ended March 31, 2023 included stock-based compensation expense totaling approximately $14.3 million, including the accelerated amortization of stock-based compensation totaling approximately $11.8 million, or $0.49 per diluted common share, recognized upon the passing of our former CEO and President.

The Consolidated Statements of Income do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements.

COMMUNITY HEALTHCARE TRUST INCORPORATED
RECONCILIATION OF FFO and AFFO (1)
(Unaudited; Dollars and shares in thousands, except per share amounts)

	Three Months Ended March 31,
	2024	2023
Net income (loss)	$3,665	$(6,922)
Real estate depreciation and amortization	10,378	9,088
FFO	$14,043	$2,166
Straight-line rent	(755)	(917)
Stock-based compensation	2,424	2,547
Accelerated amortization of stock-based compensation (2)	—	11,799
AFFO	$15,712	$15,595
FFO per Common Share-Diluted	$0.53	$0.09
AFFO per Common Share-Diluted	$0.59	$0.62
Weighted Average Common Shares Outstanding-Diluted (3)	26,707	25,298

(1)
Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market conditions, many industry investors deem presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For that reason, the Company considers funds from operations ("FFO") and adjusted funds from operations ("AFFO") to be appropriate measures of operating performance of an equity real estate investment trust ("REIT"). In particular, the Company believes that AFFO is useful because it allows investors, analysts and Company management to compare the Company's operating performance to the operating performance of other real estate companies and between periods on a consistent basis without having to account for differences caused by unanticipated items and other events.

The Company uses the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") definition of FFO. FFO is an operating performance measure adopted by NAREIT. NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to net income (calculated in accordance with GAAP), excluding gains or losses from the sale of certain real estate assets, gains and losses from change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, plus depreciation and amortization related to real estate properties, and after adjustments for unconsolidated partnerships and joint ventures. NAREIT also provides REITs with an option to exclude gains, losses and impairments of assets that are incidental to the main business of the REIT from the calculation of FFO.

In addition to FFO, the Company presents AFFO and AFFO per share. The Company defines AFFO as FFO, excluding certain expenses related to closing costs of properties acquired accounted for as business combinations and mortgages funded, excluding straight-line rent and the amortization of stock-based compensation, and including or excluding other non-cash items from time to time. AFFO presented herein may not be comparable to similar measures presented by other real estate companies due to the fact that not all real estate companies use the same definition.

FFO and AFFO should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of the Company's financial performance or as alternatives to cash flow from operating activities (determined in accordance with GAAP) as measures of the Company’s liquidity, nor are they necessarily indicative of sufficient cash flow to fund all of the Company’s needs. The Company believes that in order to facilitate a clear understanding of the consolidated historical operating results of the Company, FFO and AFFO should be examined in conjunction with net income as presented elsewhere herein.

(2)	In the first quarter of 2023, the Company accelerated the amortization of stock-based compensation upon the passing of our former CEO and President, impacting FFO per diluted share by $0.47.
(3)	Diluted weighted average common shares outstanding for FFO and AFFO are calculated based on the treasury method, rather than the 2-class method used to calculate earnings per share.

CONTACT: Bill Monroe, 615-771-3052
SOURCE: Community Healthcare Trust Incorporated